FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2008

FirstFed Financial Corp.
(Exact name of registrant as specified in its charter)

Delaware	1-9566	95-4087449
(State of Delaware)	(Commission File No.)	(IRS Employer Identification No.)

12555 W. Jefferson Boulevard, Los Angeles, California	90066
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (310) 302-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Total number of pages is 8

Index to Exhibits is on Page 3

Explanatory Note

     The purpose of this amendment on Form 8-K/A is to revise certain numbers contained in the Registrant’s Current Report on Form 8-K filed on October 24, 2008 under Items 7.01 and 9.01, in which the Registrant furnished summary monthly financial data and preliminary quarterly loan portfolio analysis as of and for the period ended September 30, 2008 in accordance with Rule 101(e)(1) under Regulation FD.  These revisions, among other things, change the effective net spread for the month ended September 30, 2008 from 2.67% to 2.56% (see Average Interest Rates (Consolidated) on page 5) and correct the number and aggregate dollar value of the properties in escrow at September 30, 2008 from 81 properties totaling $16,997,000 to 228 properties totaling $56,957,000 (see Real Estate Owned table on page 8).  All revised numbers are marked with an asterisk in this Form 8-K/A.

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data and preliminary quarterly loan portfolio analysis as of and for the period ended September 30, 2008 attached as Exhibits 99.1 and 99.2, respectively, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Monthly Financial Data as of and for the period ended September 30, 2008 (Unconsolidated)
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended September 30, 2008

S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTFED FINANCIAL CORP.

Dated: October 27, 2008	By:/s/	Douglas J. Goddard
Douglas J. Goddard
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Page

99.1	Monthly Financial Data as of and for the period ended September 30, 2008	4-5
99.2	Preliminary Quarterly Loan Portfolio Analysis as of and for the period ended September 30, 2008	6-8

EXHIBIT 99.1

First Federal Bank of California MONTHLY REPORT OF OPERATIONS Unaudited, Unconsolidated Financial Highlights (Dollars in thousands)

	As of, for the month ended September 30, 2008	As of, for the month ended August 31, 2008	As of, for the month ended September 30, 2007	As of, for the 9 months ended September 30, 2008	As of, for the 9 months ended September 30, 2007

Cash and investment securities	$391,730	$421,435	$441,908
Total mortgage-backed securities	$41,510	$42,006	$47,923
Total assets	$7,356,371	$7,360,888	$7,368,096

LOANS:
Gross loans receivable	$6,661,731	$6,650,680	$6,736,893

Loans funded:
Single family loans	$101,286	$113,954	$77,558	$773,797	$518,027
Multi family loans	36,072	43,691	36,744	433,313	157,992
Commercial & industrial real estate loans	5,075	-	-	17,450	13,455
Other loans	1,238	5,152	162	31,676	13,356
Total loans funded	$143,671	$162,797	$114,464	$1,256,236	$702,830
Loans originated for third parties	3,499	2,983	2,551	10,343	98,094
Total loans originated	$147,170	$165,780	$117,015	$1,266,579	$800,924

Percentage of ARMs originated	5%	8%	69%	9%	53%
Loan repayments:
Single family loans	$20,392	$26,313	$78,240	$455,009	$1,659,720
Multi family & commercial real estate loans	33,762	18,909	47,157	308,453	409,746
Other loans	658	1,707	1,781	17,043	38,436
	$54,812	$46,929	$127,178	$780,505	$2,107,902

Loans sold	$-	$-	$5,761	$1,380	$416,572

Percentage of adjustable rate loans to the total portfolio	73.51%	75.45%	94.45%

Non-performing assets to total assets ratio	7.87%	7.86%	1.40%

Delinquent loans:
Non-accrual loans	$446,186	$452,277	$84,215
Single family loans 30-59 days delinquent	$115,105	$133,252	$60,851
Single family loans 60-89 days delinquent	$96,991	$92,096	$10,803

BORROWINGS:
Federal Home Loan Bank advances	$2,313,000	$2,285,000	$1,501,000
Reverse repurchase agreements	$-	$70,000	$520,000

DEPOSITS:
Retail deposits	$2,922,661	$2,915,307	$3,101,323
Wholesale deposits	1,415,558	1,354,599	1,377,410
	$4,338,219	$4,269,906	$4,478,733

Net increase (decrease) in deposits	$68,313	$109,787	$(22,264)	$169,271	$(1,423,385)

AVERAGE INTEREST RATES (CONSOLIDATED):

	As of, for the month ended September 30, 2008	As of, for the month ended August 31, 2008	As of, for the month ended September 30, 2007	As of, for the 9 months ended September 30, 2008	As of, for the 9 months ended September 30, 2007
Yield on loans	5.72%	5.71%	7.86%	6.21%	7.97%
Yield on investments	5.34%	4.55%	5.52%	5.03%	5.49%
Yield on earning assets	5.69%	5.61%	7.70%	6.13%	7.82%
Cost of deposits	3.13%	3.16%	4.32%	3.45%	4.42%
Cost of borrowings	3.46%	3.38%	5.40%	3.89%	5.38%
Cost of money	3.25%	3.24%	4.67%	3.61%	4.73%
Earnings spread	2.44%	2.37%	3.03%	2.52%	3.09%
Effective net spread	2.56%*	2.45%	3.40%	2.70%	3.48%

* Revised.

EXHIBIT 99.2

PRELIMINARY QUARTERLY LOAN PORTFOLIO ANALYSIS
Unaudited, Unconsolidated
(Dollars in thousands)

Summary of Loan Portfolio Balances

	September 30, 2008		June 30, 2008		December 31, 2007
First trust deeds residential loans:
One to four units	$4,521,889		$4,495,508		$4,652,876
Five or more units	1,857,634		1,787,336		1,709,815
Residential loans	$6,379,523		$6,282,844		$6,362,691

Other real estate loans	$156,134		$155,245		$165,453
Non-real estate loans	126,074		121,521		111,045
Total loans receivable	$6,661,731		$6,559,610		$6,639,189

Single family loan portfolio by year of origination

Year of Origination	September 30, 2008		June 30, 2008		December 31, 2007
2003 and prior	$317,558	7.0%	$346,289	7.7%	$395,506	8.5%
2004	603,461	13.3%	630,690	14.0%	725,904	15.6%
2005	1,554,599	34.4%	1,748,128	38.9%	2,106,973	45.3%
2006	929,907	20.6%	984,204	21.9%	1,066,660	22.9%
2007	355,388	7.9%	357,479	8.0%	357,833	7.7%
2008	760,976	16.8%	428,718	9.5%	-	0.0%
Total single family portfolio	$4,521,889	100.0%	$4,495,508	100.0%	$4,652,876	100.0%

Single family loan portfolio by original LTV ratio

Original LTV Ratio	September 30, 2008		June 30, 2008		December 31, 2007
<65%	$922,295	20.4%	$816,910	18.2%	$817,580	17.6%
65 - 70%	539,725	11.9%	512,392	11.4%	505,320	10.9%
70 - 75	617,812	13.7%	608,860	13.5%	593,386	12.8%
75 - 80	2,161,945	47.8%	2,236,273	49.7%	2,348,772	50.5%
80 - 85	53,881	1.2%	63,043	1.4%	73,564	1.6%
85 - 90	182,318	4.0%	210,132	4.7%	262,719	5.6%
>90%	43,913	1.0%	47,898	1.1%	51,535	1.0%
Total single family portfolio	$4,521,889	100.0%	$4,495,508	100.0%	$4,652,876	100.0%

Single family loan portfolio by estimated current LTV ratio
Estimated Current LTV -Price Adjusted (1)	Loan Balance	% of Portfolio	Average Current LTV Ratio
<70%	$1,090,710	24.1%	51.7%
>70% <=80%	851,199	18.8%	76.3%
>80% <=90%	696,141	15.4%	85.7%
>90% <=100%	798,544	17.7%	94.8%
>100% <=110%	674,134	14.9%	104.3%
>110%	334,052	7.4%	119.0%
Not in MSAs	77,109	1.7%	N/A
Total single family portfolio	$4,521,889	100.0%	82.4%

(1) The current estimated loan to value ratio is based on OFHEO June 2008 data. The OFHEO housing price index provides a broad measure of the housing price movements by Metropolitan Statistical Area (MSA). In evaluating the potential for loan losses within the bank’s portfolio, the Bank considers both the fact that OFHEO data cannot reflect price movements for the most recent three months, and that individual areas within an MSA will perform worse than the average for the larger area. The Bank therefore also looks at sales data that is available by zip code, as well as the Bank’s experience with marketing foreclosed properties in estimating the loan loss reserve that is required.

Single family loan portfolio by borrower documentation type

Borrower documentation type	September 30, 2008		June 30, 2008		December 31, 2007
Verified Income/Verified Assets	$1,717,687	38.0%	$1,460,340	32.5%	$1,135,358	24.4%
Stated Income/Verified Assets	1,179,708	26.1%	1,274,404	28.3%	1,468,686	31.6%
Stated Income/Stated Assets	1,205,543	26.7%	1,314,829	29.2%	1,506,627	32.4%
No Income/No Assets	418,951	9.2%	445,935	10.0%	542,205	11.6%
Total single family portfolio	$4,521,889	100.0%	$4,495,508	100.0%	$4,652,876	100.0%

Single family loan portfolio by geographic distribution

Region	September 30, 2008		June 30, 2008		December 31, 2007
Los Angeles County	$1,224,568	27.1%	$1,185,376	26.4%	$1,148,942	24.7%
San Francisco Bay Area	785,080	17.4%	756,335	16.8%	775,303	16.7%
Central California Coast	612,533	13.5%	584,317	13.0%	592,547	12.7%
San Diego Area	471,140	10.4%	501,929	11.2%	558,452	12.0%
Orange County	478,161	10.6%	444,080	9.9%	428,667	9.2%
San Bernardino/Riverside Counties	321,616	7.1%	336,630	7.5%	374,303	8.1%
San Joaquin Valley	227,129	5.0%	259,053	5.8%	298,788	6.4%
Sacramento Valley	222,163	4.9%	242,384	5.4%	275,313	5.9%
Other	179,499	4.0%	185,404	4.0%	200,561	4.2%
Total single family portfolio	$4,521,889	100.0%	$4,495,508	100.0%	$4,652,876	100.0%

Delinquent and non-accrual loans by year of origination

Year of Origination	30-89 Days Delinquent		Non-accrual		Total
2003 and prior	$4,338	2.0%	$15,685	3.5%	$20,023	3.0%
2004	29,401	13.9%	56,673	12.7%	86,074	13.1%
2005	112,827	53.2%	269,024	60.4%	381,851	58.1%
2006	62,055	29.3%	93,386	21.0%	155,441	23.6%
2007	3,475	1.6%	10,478	2.4%	13,953	2.2%
2008	-	0.0%	-	0.0%	-	0.0%
Total single family defaults	$212,096	100.0%	$445,246	100.0%	$657,342	100.0%

Delinquent and non-accrual loans by geographic distribution
Region	Delinquent Balance	% of Total Delinquent	Delinquent % of regional portfolio
Los Angeles County	$87,391	13.3%	7.1%
San Francisco Bay Area	126,153	19.2%	16.1%
Central California Coast	87,343	13.3%	14.3%
San Diego Area	85,121	12.9%	18.1%
Orange County	47,445	7.2%	9.9%
San Bernardino/Riverside	70,251	10.7%	21.8%
San Joaquin Valley	64,686	9.8%	28.5%
Sacramento Valley	51,820	7.9%	23.3%
Other	37,132	5.7%	20.7%
Total single family defaults	$657,342	100.0%	14.5%

Delinquent and non-accrual loans by borrower documentation type
Borrower documentation type	Delinquent Balance	% of Total Delinquent	Delinquent % of documentation type
Verified Income/Verified Assets	$97,051	14.8%	5.7%
Stated Income/Verified Assets	222,243	33.8%	18.8%
Stated Income/Stated Assets	248,726	37.8%	20.6%
No Income/No Assets	89,322	13.6%	21.3%
Total single family defaults	$657,342	100.0%	14.5%

Delinquent and non-accrual loans by estimated current loan to value ratio
Estimated Current LTV -Price Adjusted (2)	Loan Balance	% of Total Delinquent	Average Estimated Current LTV Ratio
<70%	$30,974	4.7%	54.6%
>70% <=80%	93,034	14.2%	75.6%
>80% <=90%	97,572	14.8%	85.8%
>90% <=100%	160,486	24.4%	94.8%
>100% <=110%	162,329	24.7%	104.5%
>110% <=120%	67,612	10.3%	114.5%
>120% <=130%	22,533	3.4%	123.9%
>130%	19,461	3.0%	135.4%
Not in MSAs	3,341	0.5%	N/A
Total single family defaults	$657,342	100.0%	95.5%

(2) The current estimated loan to value ratio is based on OFHEO June 2008 data.

Forecast of single family loan portfolio payment recast

Recast quarter (3)	Recast Balance	Number of Loans
4th quarter 2008	$79,477	181

1st quarter 2009	$104,854	236
2nd quarter 2009	97,581	224
3rd quarter 2009	139,866	336
4th quarter 2009	235,627	508
Total 2009	$577,928	1,304

2010	$804,037	1,696
2011	490,070	937
Thereafter	104,625	203
Grand total	$2,056,137	4,321

(3) Period in which currently performing borrowers are estimated to reach their maximum negative amortization, and be required to make a fully amortizing payment, assuming all borrowers make the minimum payment, and no loans are prepaid prior to their reset date. Does not include loans that have already reached their payment recast or loans that by their terms do not allow for negative amortization.

Real estate owned activity

Real Estate Owned	Balance	Number of Properties
Beginning balance (as of 6/30/2008)	$96,670	380
Acquired REOs	119,212	450
Writedowns	(6,654)	-
Sold REOs	(76,271)	(329)
Ending REO balance (as of 9/30/2008)	$132,957	501
Properties in escrow	$56,957 *	228 *

Loss Mitigation Activity

Loan modifications 2008 year-to-date	Loan Balance	Number of Loans
Loan terms modified to:
Five Year Fixed Interest Only	$253,211	526
Five Year Fixed Amortizing	46,959	109
Five Year Adjustable Interest Only	105,969	214
Adjustable Rate Amortizing	114,826	248
Modified Negam Cap	1,808	5
Stepped Rate Interest Only 5 Years	18,821	39
Other	19,270	33
Grand total (4)	$560,864	1,174

(4) Of these modified loans, 1,139* loans for $543 million were considered to be troubled debt restructurings, based on the Bank's underwriting of the the borrower and the property at the date of the modification.

* Revised.